UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2004

ZOMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-28426	No. 41-1833089
(Commission File Number)	(IRS Employer Identification No.)

5353 Nathan Lane

Plymouth, MN   55442

(Address of Principal Executive Offices)  (Zip Code)

(763) 553-9300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 4, 2004, the Board of Directors of Zomax Incorporated (“Zomax”) appointed two new directors, Paul F. Foley and Joseph J. Lahti, both of whom are considered “independent” as defined by the listing standards of the Nasdaq Stock Market.  At this time, the new directors have not been named on any committees of the Board of Directors.  There are no arrangements or understandings between the new directors and Zomax or any other person in connection with the selection of the new directors.  Also, there are no transactions that occurred since the beginning of Zomax’s last fiscal year, or proposed transactions, to which Zomax was or is to be a party, in which the new directors have a direct or indirect material interest.

The full text of the press release announcing the addition of these two new directors is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 9.01.	Financial Statements and Exhibits

	(a)	Financial statements: None.

	(b)	Pro forma financial information: None.

	(c)	Exhibits:

		99.1	Press Release dated October 5, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 7, 2004

ZOMAX INCORPORATED

By	/s/ Robert J. Rueckl
Robert J. Rueckl
Executive Vice President and Chief
Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
October 4, 2004	0-28426

ZOMAX INCORPORATED

EXHIBIT NO.	ITEM

99.1	Press release dated October 5, 2004.